The Plan pursuant to Rule 18f-3 under the Investment
Company Act of 1940, as amended, effective January 12, 2016 is incorporated by reference to exhibit (n)(1) of post-effective amendment No. 117 to the Registration Statement filed on Form Type 485BPOS on January 15, 2016 (Accession
No. 0001193125-16-430890).
Exhibit 77Q(1)